U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934
                     Date of Report (Earliest Event reported):
                               October 12, 1999


                               DEFINITION, LTD.
                               ----------------
            (Exact Name of Registrant as Specified in its Charter)

   	Nevada				                    0-20598		          	75-2293489
   ------                        -------             ----------
  (State of Incorporation)	  	 (Commission          (I.R.S. Employer
                                File Number)	       Identification No.)


4625 West Nevso Drive, Suite 2, Las Vegas, NV           89103
---------------------------------------------           -----
(Address of Principal/Executive Offices)              (Zip code)

Registrant's telephone number, including area code:    702-257-2367


ITEM 4.  Changes in Registrant's Certifying Accountant
------------------------------------------------------

On December 10, 1997, Smith, Dance and Company's contract as auditor of Definition, Ltd. (the Company) was terminated by mutual agreement;

Smith, Dance and Company's report on the financial statements for either of the past two years (December 31, 1995 and 1994) did not contain an adverse opinion or disclaimer opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles;

The Decision to change accountants was approved by the Company's Board of Directors and the Shareholders of the Company;

During the Company's two most recent fiscal years and any subsequent interim period (January 1, 1996 through December 10, 1997) preceding the dismissal there were no disagreements with Smith, Dance and Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Smith, Dance and Company, would have caused Smith, Dance and Company to make a reference to the subject matter of this disagreement in connection with its report.

On December 15, 1997, the Company reached an agreement with Clancy and Co., P.L.L.C., whereby Clancy and Co., PL.L.C., was engaged to act as the Company's auditors' commencing with the Company's audit for the year ending December 31, 1997 and 1996;

The Company has requested that Smith, Dance and Company review the disclosure in this report and that the firm has been given the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein, or any amendments, thereto.


ITEM 7.  Financial Statements and Exhibits
------------------------------------------

Exhibit 16. Letter of Dance, Hinckley & Co., LLP (formerly Smith Dance and Company) to the Securities and Exchange Commission included herein pursuant to the requirements of Item 304 (a)(3) of Regulation S-K.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   	October 12, 1999 			Definition, Ltd.


        --------------------
								/s/  Charles Kiefner
								Chairman

Exhibit 16.

October 7, 1999

Securities and Exchange Commission
450-5th Street, N.W.
Washington, D.C. 20549

Dear Sirs:

We have been furnished with a copy of the response to Item 4 of Form 8-K and Form 8-K/A as included in this filing, for the event that occurred on December 10, 1997, to be filed by our former client, Definition, Ltd. We agree with the statements made in response to that item insofar as they relate to our firm.

Very truly yours,


/s/  Kris D. Hinckley, CPA
     Dance, Hinckley & Co., LLP